Exhibit 99.4

Share 1 /5 f x in • " @ Chinese ( Trad i tional) v CSLM D i gital Asset Acqu i s i t i on Corp Ill, Ltd. ( Nasdaq: KOYN ) 00: F i rst D i g i tal Grou p Ltd. ' † ,fftj ,j IP J C, tm E - 8 - i 1f 1 J U< AE ftl X i i " 1 ff i :it F i rst D i g i tal Group ffi$t W !X t iQ : MM ru i fffi, nff i ff i 5affi B } J A r - t m B 9 ffi FDUSD I J t i i e - $16.. j5 ,fffifj"B9 r a r - E , :a l - f l tkii i a 9 D . l t : MWml lit † Y our pu b l i cation date and t i me will I Sou r ce: CSLM Digital Asset appear here. Acqu i sit i on Corp Ill Ltd illl9#1mm & ff , Dec. 0 2 , 2 02 5 ( GLOBE NEWSW IRE ) -- F i rst Digital Group Ltd. { rF i rst DigitalJ :a2 r a]J ) :Sti . r!JHl399l&it' i!!u CSLM Di g i tal Asset Acqu i s i t i on Corp Ill, Ltd. ( rKOYNJ ) 1 1'8 - o ffii. 1t n B M - IR 99l l ra:Ji!r C rLOIJ ) . Y . Plr I M U : . m • l l - r d l lil l U 3'.elil F i rst D i g i tal Group: H .....a9 F i rst Digital IJ ( fi l il } il D lll i , :lff l 991 1 M fitf i J. BI R . l t !i e - r - llM ! Ml i T H U 1 Q f f " M 9 9 m iff. al 2 0 19 8 1Jl Z . Mltii 2 0 2 2 - J! i ffi ' l l ag F i rst Dig i tal Group Ltd., J i ll \ ¥ fff f , f*ffl ag • , iffi h U. i:i.111,n FDUSD ;m: F i rst Digital Uagff (,l), U ffl}£f.J d l!I I H l;t;lrfgJ i il } litlJ! J: ' tt!Ragtiffi:, E b ff ff i . FDUSD B cpibf.t : n l*ffl m .tltct: i • ag&E , ttti :;r;;l i :J. m . M iOiUAJ ! U 44 f:&l i . n: i;t;i$ 10 i ! H'8 ' &tttU H 11 M S

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